SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2015

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

As described under Item 8.01 of this Current Report on Form 8-K, Cigna Corporation (the “Company”) has elected to redeem the aggregate principal amounts outstanding of its 2.750% Senior Notes due 2016 (the “2016 Notes”) and its 8.50% Senior Notes due 2019 (the “2019 Notes”).  The 2016 Notes and the 2019 Notes will be redeemed on April 13, 2015 at the redemption prices as described below under Item 8.01.  The early retirement of this debt is expected to result in a one-time after-tax expense of approximately $65 million that will be reported as a special item during the fiscal quarter ending June 30, 2015.  This expense does not impact projected consolidated adjusted income from operations for full year 2015, as discussed in the Company’s earnings release dated February 5, 2015 and affirmed in the Company’s Current Report on Form 8-K dated February 27, 2015.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                   Other Events.

On March 11, 2015, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto, with respect to the issuance and sale by the Company of $900 million in aggregate principal amount of its 3.250% Senior Notes due 2025 (the “2025 Notes”).  The 2025 Notes are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-183238).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Pursuant to (i) Section 1104 of the Senior Indenture, dated as of August 16, 2006, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended by Supplemental Indenture No. 3 thereto, dated as of March 7, 2008 (the “Base Indenture”), (ii) Section 1.06(e) of Supplemental Indenture No. 8 to the Base Indenture, dated as of November 10, 2011, between the Company and the Trustee (the “2016 Notes Supplemental Indenture” and, collectively with the Base Indenture, the “2016 Notes Indenture”), and (iii) paragraph 5 of the 2016 Notes, the Company requested that the Trustee deliver, and the Trustee delivered, to the holders of the 2016 Notes a notice of redemption (the “2016 Notes Redemption Notice”) pursuant to which the Company will redeem the entire $600 million in aggregate principal amount outstanding of the 2016 Notes.  The redemption date will be April 13, 2015 (the “2016 Notes Redemption Date”).  The redemption price for the 2016 Notes is equal to the greater of (A) 100% of the principal amount of the 2016 Notes and (B) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the 2016 Notes Redemption Date) on the 2016 Notes from the 2016 Notes Redemption Date to November 15, 2016 discounted to the 2016 Notes Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2016 Notes Indenture), plus 30 basis points, plus, in each case, accrued and unpaid interest on the 2016 Notes to, but excluding, the 2016 Notes Redemption Date.  The Treasury Rate will be calculated on the third Business Day (as defined in the 2016 Notes Indenture) preceding the 2016 Notes Redemption Date.

The 2016 Notes Redemption Notice is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to (i) Section 1104 of the Base Indenture, (ii) Section 1.06(c) of Supplemental Indenture No. 4 to the Base Indenture, dated as of May 7, 2009, between the Company and the Trustee (the “2019 Notes Supplemental Indenture” and, collectively with the Base Indenture, the “2019 Notes Indenture”), and (iii) paragraph 2 of the 2019 Notes, the Company requested that the Trustee deliver, and the Trustee delivered, to the holders of the 2019 Notes a notice of redemption (the “2019 Notes Redemption Notice”) pursuant to which the Company will redeem the entire $251 million in aggregate principal amount outstanding of the 2019 Notes.  The redemption date will be April 13, 2015 (the “2019 Notes Redemption Date”).  The redemption price for the 2019 Notes is equal to the greater of (A) 100% of the principal amount of the 2019 Notes and (B) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the 2019 Notes Redemption Date) on the 2019 Notes from the 2019 Notes Redemption Date to May 1, 2019 discounted to the 2019 Notes Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2019 Notes Indenture), plus 50 basis points, plus, in each case, accrued and unpaid interest on the 2019 Notes to, but excluding, the 2019 Notes Redemption Date.  The Treasury Rate will be calculated on the third Business Day (as defined in the 2019 Notes Indenture) preceding the 2019 Notes Redemption Date.

The 2019 Notes Redemption Notice is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits

Exhibit 1.1                                     Underwriting Agreement, dated as of March 11, 2015, by and among Cigna Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

Exhibit 99.1                              Notice of Redemption, dated March 11, 2015, relating to the redemption of $600 million in aggregate principal amount outstanding of the 2.750% Senior Notes due 2016 of Cigna Corporation.

Exhibit 99.2                              Notice of Redemption, dated March 11, 2015, relating to the redemption of $251 million in aggregate principal amount outstanding of the 8.50% Senior Notes due 2019 of Cigna Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: March 12, 2015	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of March 11, 2015, by and among Cigna Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

99.1	Notice of Redemption, dated March 11, 2015, relating to the redemption of $600 million in aggregate principal amount outstanding of the 2.750% Senior Notes due 2016 of Cigna Corporation.

99.2	Notice of Redemption, dated March 11, 2015, relating to the redemption of $251 million in aggregate principal amount outstanding of the 8.50% Senior Notes due 2019 of Cigna Corporation.